WADDELL & REED ADVISORS FUNDS

Supplement dated December 6, 2006 to the
Statement of Additional Information for

Waddell & Reed Advisors Asset Strategy Fund, Inc. (October 31, 2006)
Waddell & Reed Advisors Continental Income Fund, Inc. (October 31, 2006)
Waddell & Reed Advisors International Growth Fund, Inc. (October 31, 2006)
Waddell & Reed Advisors New Concepts Fund, Inc. (October 31, 2006)
Waddell & Reed Advisors Retirement Shares, Inc. (October 31, 2006)
Waddell & Reed Advisors Select Funds, Inc. (October 31, 2006)
Waddell & Reed Advisors Small Cap Fund, Inc. (October 31, 2006)
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (October 31, 2006)
Waddell & Reed Advisors Vanguard Fund, Inc. (October 31, 2006)
Waddell & Reed Advisors Funds, Inc. (October 31, 2006)
Waddell & Reed Advisors Cash Management, Inc. (January 31, 2006)*
Waddell & Reed Advisors Fixed Income Funds, Inc. (January 31, 2006)*
Waddell & Reed Advisors Global Bond Fund, Inc. (January 31, 2006)*
Waddell & Reed Advisors High Income Fund, Inc. (January 31, 2006)*
Waddell & Reed Advisors Municipal Bond Fund, Inc. (January 31, 2006)*
Waddell & Reed Advisors Municipal High Income Fund, Inc. (January 31, 2006)*
*and supplemented March 10, 2006

The following replaces the disclosure regarding the Systematic Withdrawal Plan in the section entitled Purchase, Redemption and Pricing of Shares:

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Waddell & Reed Advisors Funds, and, for clients of Waddell & Reed and Legend, any of the funds in the Ivy Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Effective November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Prior to November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applied, that were redeemed under the Service were not subject to a CDSC provided the amount withdrawn did not exceed, annually, 24% of the account value. For shareholders who had established the Service prior to November 1, 2003, the 24% maximum continues to apply. Applicable forms to start the Service are available through WRSCO.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. (For shareholders who had established the Service prior to November 1, 2003, the maximum amount of the withdrawal on an annual basis is equal to 24% of the value of your account.) As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds, and, for clients of Waddell & Reed and Legend, any of the funds in the Ivy Family of Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

         1. a monthly, quarterly, semiannual or annual payment of $50 or more;

         2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

         3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class; however, you may request such payment in cash once within a twelve-month period. Please note that the cash option is not available for retirement accounts or accounts participating in MAP or SPA. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.